UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09631

Cohen & Steers Institutional Realty Shares, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

(a)

Cohen & Steers Institutional Realty Shares, Inc. semi-annual shareholder report as of June 30, 2025 CSRIX

This semi-annual shareholder report contains important information about Cohen & Steers Institutional Realty Shares, Inc. (Fund) for the period January 1, 2025 to June 30, 2025. You can find additional information about the Fund, by scanning the QR code or visiting www.cohenandsteers.com/fund-literature. You can also request this information by contacting us at 1-800-330-7348.

What were the Fund costs for the last six months?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment (annualized)
Fund	$38	0.75%
How did the Fund perform during the last six months and what affected its performance?

The Fund had a 4.51% total return in the six months ended June 30, 2025, compared with the Linked Index,1 which returned 1.80%, and the S&P 500 Index, which returned 6.20%.

An overweight in telecommunications helped the Fund's relative performance compared with the Linked Index.1 The sector, which tends to be sensitive to moves in interest rates, rallied amid a decline in bond yields in the period, and an improving leasing outlook for tower companies further aided performance. Stock selection in health care also contributed to performance, led by an overweight in Welltower, which continued to see strong fundamentals in its senior living facilities. A non-investment in life sciences specialist Alexandria Real Estate Equities was beneficial as its shares declined sharply; leasing for its major markets remained weak. Stock selection and an underweight in office REITs helped performance as well. Office landlords declined following significant gains in 2024.

An underweight in free-standing retail companies, another rate-sensitive sector that performed well, detracted from relative performance. Stock selection among specialty REITs also hindered performance, due in part to an overweight in Iron Mountain. The information and data storage company had a modest decline amid concerns that the U.S. government, under the new administration, may digitize some of its record keeping. Also in the sector, a non-investment in EPR Properties weighed on performance; the entertainment-oriented company rallied in the period. An overweight in timberland companies detracted as well, as the sector underperformed in part due to tariff uncertainty.

Top contributors	Top detractors
Telecommunications	Free Standing
Health Care	Specialty
Office	Timberland

Growth of a $1,000,000 investment*

The chart below shows the performance of a hypothetical $1,000,000 investment in the Fund over the period reflected, as compared to the performance of the Fund's benchmarks, and assumes the maximum sales charge, if applicable, and the reinvestment of dividends and distributions at net asset value.

Fund	S&P 500 Index
Linked Index[1]
Average annual total returns (%)*
(as of June 30, 2025)
	1 Year	5 Years	10 Years
Fund	10.85%	8.47%	7.72%
Linked Index[1]	9.20%	6.66%	6.18%
S&P 500 Index	15.16%	16.64%	13.64%

* Data quoted represents past performance, which is no guarantee of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Unless otherwise noted, index performance does not reflect the deductions of any fees, taxes or expenses.

Key fund statistics (as of June 30, 2025)
Net assets	$7,767,324,526
Number of portfolio holdings (excluding derivatives)	39
Portfolio turnover rate[2]	16%
Portfolio holdings (as of June 30, 2025)

Top ten holdings[3,4]	(%)
Welltower, Inc.	10.8%
American Tower Corp.	8.3%
Digital Realty Trust, Inc.	8.1%
Crown Castle, Inc.	6.9%
Prologis, Inc.	6.3%
Sun Communities, Inc.	4.0%
Extra Space Storage, Inc.	3.9%
Invitation Homes, Inc.	3.9%
Simon Property Group, Inc.	3.5%
Equinix, Inc.	3.5%

Sector diversification[3,5]	(%)
Telecommunications	18.2%
Health Care	14.1%
Data Centers	11.6%
Industrials	7.5%
Self Storage	6.5%
Apartment	5.3%
Single Family Homes	5.2%
Hotel	4.3%
Office	4.0%
Other (includes short-term investments)	23.3%

Country diversification[3,5]	(%)
United States	98.7%
Other (includes short-term investments)	1.3%

Additional information is available on the Fund's website address included at the beginning of this report, including the Fund's prospectus, financial information, holdings and proxy voting information.

[1]	The Linked Index consists of the FTSE Nareit Equity REITs Index through 3/31/2019, and the FTSE Nareit All Equity REITs Index thereafter.
[2]	Not annualized.
[3]	Based on net assets.
[4]	Determined on the basis of the value of individual securities held, excluding short-term investments and derivative instruments, if any.
[5]	Excludes derivative instruments, if any.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included in Item 7 below.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Cohen & Steers Institutional Realty Shares, Inc.

We would like to share with you our report for the six months ended June 30, 2025. The total returns for the Cohen & Steers Institutional Realty Shares, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2025
Cohen & Steers Institutional Realty Shares, Inc.	4.51%
FTSE Nareit All Equity REITs Index(a)	1.80%
S&P 500 Index(a)	6.20%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance reflects fee waivers and/or expense reimbursements, without which the performance would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

(a)

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

Cohen & Steers Institutional Realty Shares, Inc.

SCHEDULE OF INVESTMENTS

June 30, 2025 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	98.2%
APARTMENT	5.3%
Essex Property Trust, Inc.		853,041	$241,751,819
UDR, Inc.		4,190,595	171,101,994

			412,853,813

DATA CENTERS	11.6%
Digital Realty Trust, Inc.		3,630,611	632,924,416
Equinix, Inc.		339,515	270,073,997

			902,998,413

FREE STANDING	3.4%
Agree Realty Corp.		1,661,823	121,412,788
Realty Income Corp.		2,415,904	139,180,230

			260,593,018

GAMING	1.4%
VICI Properties, Inc., Class A		3,348,580	109,163,708

HEALTH CARE	14.1%
CareTrust REIT, Inc.		1,458,654	44,634,812
Healthcare Realty Trust, Inc., Class A		8,434,350	133,768,791
Omega Healthcare Investors, Inc.		1,648,532	60,418,698
PACS Group, Inc.(a)		1,345,527	17,384,209
Welltower, Inc.		5,479,426	842,352,159

			1,098,558,669

HOTEL	4.3%
Boyd Gaming Corp.		1,034,864	80,957,411
Caesars Entertainment, Inc.(a)		2,994,219	85,005,877
Host Hotels & Resorts, Inc.		10,859,910	166,808,218

			332,771,506

INDUSTRIALS	7.5%
Americold Realty Trust, Inc.		4,050,483	67,359,532
Lineage, Inc.(b)		641,854	27,933,476
Prologis, Inc.		4,651,077	488,921,214

			584,214,222

MANUFACTURED HOME	4.0%
Sun Communities, Inc.		2,455,055	310,539,907

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares	Value
OFFICE	3.6%
BXP, Inc.		1,011,633	$68,254,879
Highwoods Properties, Inc.		3,821,389	118,806,984
Hudson Pacific Properties, Inc.(a)(c)		7,709,029	21,122,739
Kilroy Realty Corp.		2,009,619	68,950,028

			277,134,630

REGIONAL MALL	3.5%
Simon Property Group, Inc.		1,691,872	271,985,343

SELF STORAGE	6.5%
Extra Space Storage, Inc.		2,045,016	301,517,159
Public Storage		696,328	204,316,562

			505,833,721

SHOPPING CENTER	2.9%
Kimco Realty Corp.		7,217,272	151,707,057
Kite Realty Group Trust		3,351,140	75,903,321

			227,610,378

SINGLE FAMILY HOMES	5.2%
American Homes 4 Rent, Class A		2,779,542	100,258,080
Invitation Homes, Inc.		9,135,833	299,655,322

			399,913,402

SPECIALTY	3.5%
Iron Mountain, Inc.		2,126,564	218,121,670
Lamar Advertising Co., Class A		453,567	55,044,891

			273,166,561

TELECOMMUNICATIONS	18.1%
American Tower Corp.		2,928,747	647,311,662
Crown Castle, Inc.		5,203,155	534,520,113
SBA Communications Corp., Class A		968,697	227,488,803

			1,409,320,578

TIMBERLAND	3.3%
Weyerhaeuser Co.		9,994,698	256,763,792

TOTAL COMMON STOCK
(Identified cost—$6,365,036,232)			7,633,421,661

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares	Value
WARRANTS—OFFICE	0.5%
Hudson Pacific Properties, Inc., exercise price $0.01(a)(d)		13,549,269	$36,989,505

TOTAL WARRANTS
(Identified cost—$30,079,377)			36,989,505

SHORT-TERM INVESTMENTS	1.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.25%(e)		89,407,482	89,407,482
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.27%(e)		24,056,000	24,056,000

TOTAL SHORT-TERM INVESTMENTS
(Identified cost—$113,463,482)			113,463,482

TOTAL INVESTMENTS IN SECURITIES
(Identified cost—$6,508,579,091)	100.2%		7,783,874,648
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.2)		(16,550,122)

NET ASSETS	100.0%		$7,767,324,526

Glossary of Portfolio Abbreviations

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock—Real Estate	$7,633,421,661	$—	$—	$7,633,421,661
Warrants	—	36,989,505	—	36,989,505
Short-Term Investments	—	113,463,482	—	113,463,482

Total Investments in Securities(f)	$7,633,421,661	$150,452,987	$—	$7,783,874,648

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non-income producing security.
(b)	Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on August 3, 2020 and September 22, 2021, at an aggregate cost of $27,049,198.
(c)	Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $17,191,135.
(d)

Restricted security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $30,079,377. These warrants do not have a stated expiration date.

(e)	Rate quoted represents the annualized seven-day yield.
(f)	Portfolio holdings are disclosed individually on the Schedule of Investments.

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2025 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$6,508,579,091)	$7,783,874,648
Receivable for:
Dividends	22,991,537
Fund shares sold	11,695,854
Investment securities sold	920,155
Other assets	61,721

Total Assets	7,819,543,915

LIABILITIES:
Payable for:
Fund shares redeemed	41,648,856
Investment management fees	4,762,927
Dividends and distributions declared	4,614,974
Investment securities purchased	1,182,911
Other liabilities	9,721

Total Liabilities	52,219,389

NET ASSETS applicable to 157,633,510 shares of $0.001 par value of common stock outstanding	$7,767,324,526

NET ASSET VALUE PER SHARE:
($7,767,324,526 ÷ 157,633,510 shares outstanding)	$49.27

NET ASSETS consist of:
Paid-in capital	$6,721,996,998
Total distributable earnings/(accumulated loss)	1,045,327,528

$7,767,324,526

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2025 (Unaudited)

Investment Income:
Dividend income	$118,274,064

Expenses:
Investment management fees	28,824,259
Directors’ fees and expenses	165,130
Registration and filing fees	132,596
Miscellaneous	15,966

Total Expenses	29,137,951
Reduction of Expenses (See Note 2)	(313,692)

Net Expenses	28,824,259

Net Investment Income (Loss)	89,449,805

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments in securities	70,787,250
Net change in unrealized appreciation (depreciation) on investments in securities	188,054,957

Net Realized and Unrealized Gain (Loss)	258,842,207

Net Increase (Decrease) in Net Assets Resulting from Operations	$348,292,012

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2025	For the Year Ended December 31, 2024
Change in Net Assets:
From Operations:
Net investment income (loss)	$89,449,805	$154,531,526
Net realized gain (loss)	70,787,250	(49,455,160)
Net change in unrealized appreciation (depreciation)	188,054,957	299,707,696

Net increase (decrease) in net assets resulting from operations	348,292,012	404,784,062

Distributions to shareholders	(125,433,350)	(155,093,207)
Tax return of capital to shareholders	—	(57,085,576)

Total distributions	(125,433,350)	(212,178,783)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(167,502,903)	1,126,408,376

Total increase (decrease) in net assets	55,355,759	1,319,013,655
Net Assets:
Beginning of period	7,711,968,767	6,392,955,112

End of period	$7,767,324,526	$7,711,968,767

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2025		For the Year Ended December 31,
Per Share Operating Data:			2024	2023	2022	2021	2020
Net asset value, beginning of period	$47.91		$46.43	$42.56	$59.18	$43.31	$46.89

Income (loss) from investment operations:

Net investment income (loss)(a)	0.56		1.04	1.05	0.85	0.43	0.80
Net realized and unrealized gain (loss)	1.60		1.86	4.23	(15.37)	17.73	(2.25)

Total from investment operations	2.16		2.90	5.28	(14.52)	18.16	(1.45)

Less dividends and distributions to shareholders from:

Net investment income	(0.80)		(1.03)	(1.07)	(0.78)	(0.51)	(1.03)
Net realized gain	—		—	—	(1.32)	(1.78)	(1.00)
Tax return of capital	—		(0.39)	(0.34)	—	—	(0.10)

Total dividends and distributions to shareholders	(0.80)		(1.42)	(1.41)	(2.10)	(2.29)	(2.13)

Net increase (decrease) in net asset value	1.36		1.48	3.87	(16.62)	15.87	(3.58)

Net asset value, end of period	$49.27		$47.91	$46.43	$42.56	$59.18	$43.31

Total return(b)	4.51	%(c)	6.24%	12.72%	–24.73%	42.47%	–2.57%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$7,767.3		$7,712.0	$6,393.0	$5,780.7	$7,476.1	$3,918.8

Ratios to average daily net assets:

Expenses (before expense reduction)	0.76	%(d)	0.76%	0.76%	0.76%	0.76%	0.76%

Expenses (net of expense reduction)	0.75	%(d)	0.75%	0.75%	0.75%	0.75%	0.75%

Net investment income (loss) (before expense reduction)	2.32	%(d)	2.18%	2.43%	1.72%	0.81%	1.93%

Net investment income (loss) (net of expense reduction)	2.33	%(d)	2.19%	2.44%	1.73%	0.82%	1.94%

Portfolio turnover rate	16	%(c)	30%	32%	34%	34%	66%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements.

Cohen & Steers Institutional Realty Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Institutional Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund’s investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Cohen & Steers Institutional Realty Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of June 30, 2025 are disclosed in the Fund’s Schedule of Investments.

Cohen & Steers Institutional Realty Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2025, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2025, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2025, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund. Additionally, the investment manager pays certain expenses of the Fund, including, but not limited to, administrative and custody fees, transfer agent fees, professional fees, and reports to shareholders.

The investment manager has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses as reflected in the Fund’s financial statements (excluding brokerage fees and commissions, taxes, certain other expenses and upon approval of the Board of Directors, extraordinary expenses) never exceed 0.75% of the average daily net assets of the Fund. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment manager and will terminate automatically in the event of termination of the investment management agreement between the investment manager and the Fund. For the six months ended June 30, 2025, fees waived and/or expenses reimbursed totaled $313,692.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to interested directors and Fund officers.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2025, totaled $1,268,020,562 and $1,402,722,027, respectively.

Note 4. Income Tax Information

As of June 30, 2025, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$6,508,579,091

Gross unrealized appreciation on investments	$1,579,910,986
Gross unrealized depreciation on investments	(304,615,429)

Net unrealized appreciation (depreciation) on investments	$1,275,295,557

As of December 31, 2024, the Fund has a net capital loss carryforward of $207,558,392 which may be used to offset future capital gains. The loss is comprised of $23,274,988 of short-term capital loss carryover and $184,283,404 of long-term capital loss carryover which, under current federal income tax rules, may offset capital gains recognized in any future period.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2025		For the Year Ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold	19,365,934	$945,073,866	58,589,831	$2,805,698,725
Issued as reinvestment of dividends and distributions	2,385,301	117,344,208	4,095,581	199,685,885
Redeemed	(25,075,516)	(1,229,920,977)	(39,430,151)	(1,878,976,234)

Net increase (decrease)	(3,324,281)	$(167,502,903)	23,255,261	$1,126,408,376

Note 6. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Companies in the real estate industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Market Disruption and Geopolitical Risk: Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires, and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The U.S. and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action,

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.

Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.

Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. In addition, raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default or a threat of default by the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments.

The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Fund. For instance, the rapid advanced development of AI Technologies and efforts to regulate or control its use and advancement may have significant positive or negative impacts on a wide range of different industries and the global economy. It is not possible to predict which companies, sectors, or economies may benefit or be disadvantaged by such developments, nor is it possible to determine the full extent of current or future risks related thereto.

Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.

Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.

Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Shareholder Concentration Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. In addition, a large number of shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable income and/or gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. The Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. A number of circumstances may cause a Fund to experience large redemptions, such as changes in investors’ circumstances; changes in the eligibility criteria for a Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.

Cybersecurity Risk: With the increased use of technologies such as the Internet and AI Technologies, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment manager), and their own service

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.

Each of the Fund and the investment manager may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 7. Operating Segments

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Fund’s investment manager and the Fund’s chief executive officer and chief financial officer act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s total returns, expense ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2025 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Cohen & Steers Institutional Realty Shares, Inc.

(The following pages are unaudited)

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Cohen & Steers Institutional Realty Shares, Inc.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund (the Board), including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 3, 2025, and at a meeting of the full Board held on June 17, 2025. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive sessions on June 16 and 17, 2025. At the meeting of the full Board on June 17, 2025, the Management Agreement was unanimously continued for a term ending June 30, 2026, by the Board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Management Agreement, the Board reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board. The Board also spoke directly with a representative of the independent data provider and met with investment management personnel. In addition, the Board considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board also considered information provided by the Investment Manager in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Manager in response to a supplemental request. In particular, the Board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board also considered the administrative services provided by the Investment Manager, including

Cohen & Steers Institutional Realty Shares, Inc.

compliance and accounting services. After consideration of the above factors, among others, the Board concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark. The Board noted that the Fund outperformed the Peer Group medians for the one-, three-, five- and ten-year periods ended March 31, 2025, ranking four out of eight peers, one out of eight peers, one out of eight peers, and one out of six peers, respectively. The Board noted that the Fund outperformed its linked benchmark for the one-, three-, five- and ten-year periods ended March 31, 2025. The Board engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance. The Board also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board gave consideration to the fee and expense analyses provided by the independent data provider. The Board noted that the Fund’s actual management fee represented the Peer Group median, ranking five out of eight peers. The Board also noted that the Fund’s total expense ratio was lower than the Peer Group median, ranking four out of eight peers. The Board considered the effect the unitary fee charged by the Investment Manager, which limits total expenses of the Fund, has on the Fund’s actual management fee and total expense rankings. In light of the considerations above, the Board concluded that the Fund’s current expense structure was satisfactory.

The Board also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board noted that the Investment Manager pays most of the regular operating costs of the Fund and reimburses the Fund for certain expenses to the extent that total expenses exceed the management fee rate. In light of the considerations above, the Board determined that economies of scale are being shared with shareholders and will continue to be shared with shareholders, concluding that the Fund’s expense structure was

Cohen & Steers Institutional Realty Shares, Inc.

satisfactory. In considering economies of scale, the Board also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does to institutional or subadvised accounts. The Board also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Transaction history and account transactions

•  Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800-330-7348

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Registered Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

•  Open an account or buy securities from us

•  Provide account information or give us your contact information

•  Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•  sharing for affiliates’ everyday business purposes—information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS

REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS

INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS

INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

Cohen & Steers Institutional Realty Shares, Inc.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director and Chair

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer and Vice President

Jon Cheigh

Vice President

Jason A. Yablon

Vice President

Mathew Kirschner

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

SS&C GIDS, Inc.

1055 Broadway

Kansas City, MO 64105

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

NASDAQ Symbol:	CSRIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Institutional Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Semi-Annual Financial Statements and Additional Information

June 30, 2025

Cohen & Steers

Institutional

Realty Shares

If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, you can call (800) 330-7348.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

CSRIXSAR

(b) Included in paragraph (a) above.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included in Item 7 above.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 7 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors implemented after the Registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date: August 29, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj
Title: Principal Financial Officer
(Treasurer and Chief Financial Officer)

Date: August 29, 2025